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_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 28, 1996


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1996, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1996-A3, Mortgage Pass-Through Certificates, Series 1996-G).


                           CWMBS, INC.
     (Exact name of registrant as specified in its charter)


          Delaware               33-84910         95-4449516
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591

_________________________________________________________________


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Item 5.   Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1996-G.

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 1996-G, Bear, Stearns & Co. Inc. ("Bear, Stearns"), as an underwriter of the Class A Certificates and the Class B-2a, Class B-2b and Class B-2c Certificates, has prepared certain materials (the "Computational


Materials") for distribution to its potential investors. Although the Company provided Bear, Stearns with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of Bear, Stearns are attached hereto as Exhibit 99.1.


- ---------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 23, 1994 and Prospectus Supplement dated May 28, 1996, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1996-G.

                                      2
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1      Computational Materials.


                                      3
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWMBS, INC.



                           By: /s/David A. Spector
                                 David A. Spector
                                 Vice President



Dated:   May 28, 1996

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                                Exhibit Index
                               -------------



Exhibit                                                                  Page


99.1      Computational Materials

                                      5
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                                 Exhibit 99.1
                                ------------


     In accordance with Rule 202 of Regulation S-T, the Computation Material is being filed in paper on Form SE pursuant to a continuing hardship exemption.